Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,434,429.31
Previously Paid Amount	0
Total Fee Amount	6,037.41
Total Offset Amount	0
Net Fee	$ 6,037.41